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                                                                      EXHIBIT 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS



    We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-90724) of our report dated December 13, 1996 appearing on page 4 of the Annual Report on Form 11-K of the Aviall UK Stock Purchase SAYE Scheme for the period ended September 18, 1996.




    PRICE WATERHOUSE LLP

    Dallas, Texas
    December 13, 1996






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